Exhibit 10.8
SUBSCRIPTION AGREEMENT FOR DEBENTURE UNITS
THESE SECURITIES ARE BEING OFFERED FOR SALE ON A PRIVATE PLACEMENT BASIS TO SELECTED PERSONS AND MAY ONLY BE PURCHASED BY RESIDENTS OF THE APPLICABLE OFFERING JURISDICTIONS PURSUANT TO AVAILABLE EXEMPTIONS UNDER APPLICABLE SECURITIES LEGISLATION.
INSTRUCTIONS
1.    Complete and sign page one of this Subscription Agreement.
2.    If you are subscribing pursuant to the “accredited investor” exemption in National Instrument 45-106 – Prospectus Exemptions or the Securities Act (Ontario), as applicable, complete and sign the Accredited Investor Certificate (Schedule “A”) and the Accredited Investor Status Certificate (Exhibit I to Schedule “A”).
3.    If you are an individual relying on paragraphs (j), (k) or (l) of the definition of “accredited investor” as set out in the Accredited Investor Status Certificate (Exhibit I to Schedule “A”), complete the Form for Individual Accredited Investors (Exhibit II to Schedule “A”).
4.    If you are a U.S. Purchaser (as defined below) that is a U.S. Accredited Investor (as defined below), complete and sign the U.S. Accredited Investor Status Certificate (Schedule “B”).
5.    If you are not a resident of or otherwise subject to the securities laws of Canada or the United States, complete and sign the Foreign Subscriber Certificate (Schedule “C”).
A completed and executed copy of this Subscription Agreement by the Subscriber and the Aggregate Purchase Price must be delivered, by no later than 5:00 p.m. (Toronto time) on January 22, 2024 to:
Mount Logan Capital Inc.
c/o Wildeboer Dellelce LLP
Wildeboer Dellelce Place
Suite 800, 365 Bay Street,
Toronto, Ontario M5H 2V1
Attn: Sarah Wahba
e-mail: *****@*****
The Aggregate Purchase Price (as defined herein) payable by the Subscriber is payable to Mount Logan Capital Inc. c/o Wildeboer Dellelce LLP in trust, by certified cheque, bank draft or wire transfer, in accordance with the instructions set forth in Schedule “E” or other acceptable means.
THE SUBSCRIBER OR THE BENEFICIAL PURCHASER, IF ANY, FOR WHOM THE SUBSCRIBER IS ACTING AS TRUSTEE OR AGENT, FULLY UNDERSTANDS THAT THE SECURITIES PURCHASED HEREUNDER HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. ANY OF THESE SECURITIES MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES, CANADA OR ANY OTHER JURISDICTION EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, APPLICABLE REGISTRATION OR PROSPECTUS REQUIREMENTS.

TO    MOUNT LOGAN CAPITAL INC.
The undersigned hereby irrevocably subscribes for and agrees to purchase from Mount Logan Capital Inc. (the “Corporation”), subject to the terms and conditions set forth in Appendix 1 hereto, that number of debenture units of the Corporation set out below (the “Units”) at a price of US$1,000 per Unit (the “Purchase Price”). Each Unit consists of one 8.85% unsecured debenture of the Corporation having a principal amount of US$1,000 (each, a “Debenture”) and 50 Common Share purchase warrants (each, a “Warrant”). Each Warrant will entitle the holder thereof to acquire one common share of the Corporation (each, a “Warrant Share”) at an exercise price of $2.75 per Warrant Share for a period ending on the date that is eight (8) years from the Closing Date (as hereinafter defined), subject to adjustment in certain customary events. The Warrants will not be permitted to be exercised within the first twelve (12) months from the Closing Date. Attached as Appendix 1 to this Agreement are the terms and conditions of the sale of the Units and the representations, warranties and covenants hereby made by the Subscriber and the Corporation, all of which Appendix 1 forms part of and is hereby incorporated by reference into this Agreement (the “Terms and Conditions”).

(Name of Subscriber – please print)	Purchase Price: US$1,000 per Unit Number of Units: Aggregate Purchase Price US$
By:
Authorized Signature

(Official Capacity or Title – please print)

(Please print name of individual whose signature appears above if different than the name of the subscriber printed above.)

(Subscriber’s Address)

(Telephone Number)

(Email address)
If the signatory is signing as agent for a subscriber who is a beneficial purchaser, including a portfolio manager signing this Agreement on behalf of a fully-managed account:

(Name of Beneficial Subscriber)

(Address of Beneficial Subscriber)

(Telephone Number of Beneficial Subscriber)
Register the certificate for the Units as set forth below (if different): (Name) Account Reference, if applicable) (Address) (Telephone Number)
Deliver the physical certificate for the Debentures and Warrants as set forth below (if applicable*, and if different):

(Name)

Account Reference, if applicable)

(Address)

(Email)

(Contact Name)    (Telephone Number

*Note that the Corporation may issue the Debentures and Warrants via physical certificate or DRS at its sole discretion.
Present Ownership of Common Shares of the Corporation
The Subscriber (or the beneficial purchaser for whom the Subscriber is contracting hereunder), as the case may be, either [check appropriate box]:

☐
DOES NOT OWN directly or indirectly, or exercise control or direction over, ANY common shares in the capital stock of the Corporation or securities convertible into common shares in the capital stock of the Corporation; or

☐
OWNS DIRECTLY OR INDIRECTLY, or exercises control or direction over,              common shares in the capital stock of the Corporation and convertible securities entitling the Subscriber (or the beneficial purchaser for whom the Subscriber is contracting hereunder) to acquire an additional              common shares in the capital stock of the Corporation.

Insider Status
The Subscriber either [check appropriate box]:

☐	is an “Insider” of the Corporation as defined in the Securities Act (Ontario); or
☐	is not an Insider of the Corporation.
Registrant Status
The Subscriber either [check appropriate box]:

☐	is a “Registrant” (as defined hereafter); or
☐	is not a Registrant
Related Person Status
The Subscriber either [initial appropriate box]:

☐	is not a “Related Person” (as defined hereafter); or
☐	is a Related Person.
Basis upon which the Subscriber is a Related Person (if applicable):

Acceptance by the Corporation
This Agreement is accepted by the Corporation subject to the Terms and Conditions, this          day of             , 2024.

MOUNT LOGAN CAPITAL INC. Per: Authorized Signing Officer

Signature Page to the Subscription Agreement

APPENDIX 1
TERMS AND CONDITIONS OF THE OFFERING
1.    Definitions
In this Agreement, unless the context otherwise requires:
(a)    “$” or “CDN$” means currency of Canada;
(b)    “Aggregate Purchase Price” has the meaning ascribed to such term in section 2(d);
(c)    “Agreement” means this subscription agreement, including any schedules, appendices and exhibits hereto, as the same may be amended, supplemented or restated from time to time;
(d)    “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under the Securities Act (Ontario);
(e)    “Board of Directors” means the board of directors of the Corporation;
(f)    “Business Day” means a day on which Canadian chartered banks are open for the transaction of regular business in the City of Toronto, Ontario;
(g)    “CFPOA” means the Corruption of Foreign Public Officials Act (Canada);
(h)    “Closing” has the meaning ascribed to such term in section 6;
(i)    “Closing Date” means on or about January 25, 2024 or such other date as may be determined by the Corporation;
(j)    “Closing Time” means 10:00 a.m. (Toronto time) on the Closing Date or such other time(s) as the Corporation may agree;
(k)    “Common Shares” mean common shares in the capital of the Corporation;
(l)    “Control Person” has the meaning set forth in section 1(1) of the Securities Act (Ontario);
(m)    “Corporation” has the meaning ascribed thereto on page one of this Agreement;
(n)    “Debenture” has the meaning ascribed thereto on page one of this Agreement;
(o)    “Debenture Certificate” has the meaning ascribed to such term in subsection 4(d);

(p)    “Debenture Indenture” means the debenture indenture entered into between the Corporation and Odyssey Trust Company, as trustee, on the Closing Date, as may be amended from time to time;
(q)    “DRS” means direct registration statement;
(r)    “Exchange” means Cboe Canada Inc.;
(s)    “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended;
(t)    “IFRS” means International Financial Reporting Standards as issued by the International Accounting Standards Board;
(u)    “Insider” has the meaning ascribed thereto in the Securities Act (Ontario);
(v)    “International Jurisdictions” has the meaning ascribed to such term in subsection 9(u);
(w)    “Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction;
(x)    “Material Adverse Effect” has the meaning ascribed to such term in subsection 11(a);
(y)    “Maturity Date” has the meaning ascribed to such term in subsection 4(i);
(z)    “NI 45-106” means National Instrument 45-106 – Prospectus Exemptions;
(aa)    “Offering” has the meaning ascribed to such term in section 5;
(bb)    “Offering Jurisdictions” means the provinces or territories of Canada where Subscribers are resident and such other jurisdictions as the Corporation may agree;
(cc)    “PCMLTFA” has the meaning ascribed to such term in subsection 9(m);
(dd)    “Person” means an individual, a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;
(ee)    “Promoter” means:
(i)    a person or company who, acting alone or in conjunction with one or more other persons, companies or a combination thereof, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of an issuer; or

(ii)    a person or company who, in connection with the founding, organizing or substantial reorganizing of the business of an issuer, directly or indirectly, receives in consideration of services or property, or both services and property, 10 per cent or more of any class of securities of the issuer or 10 per cent or more of the proceeds from the sale of any class of securities of a particular issue, but a person or company who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter within the meaning of this definition if such person or company does not otherwise take part in founding, organizing, or substantially reorganizing the business;
(ff)    “Public Record” means all information contained on the SEDAR+ profile of the Corporation (excluding any part of any such disclosures set forth in any risk factor section or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature, in each case other than any specific factual historical information contained therein, which shall not be excluded);
(gg)    “Purchase Price” has the meaning ascribed thereto on page one of this Agreement;
(hh)    “Registrant” means a person or company registered or required to be registered under the Securities Act (Ontario);
(ii)    “Related Party” of the Corporation means a person, other than a person that is solely a bona fide lender, that, at the relevant time and after reasonable inquiry, is known by the Corporation or a director or senior officer of the Corporation to be:
(i)    a control person of the Corporation;
(ii)    a person of which a person referred to in paragraph (a) is a control person;
(iii)    a person of which the Corporation is a control person;
(iv)    a person that has:
(A)    beneficial ownership of, or control or direction over, directly or indirectly; or
(B)    a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of the Corporation carrying more than 10% of the voting rights attached to all the Corporation’s outstanding voting securities;

(v)    a director or senior officer of:
(A)    the Corporation; or
(B)    a person described in any other paragraph of this definition;
(vi)    a person that manages or directs, to any substantial degree, the affairs or operations of the Corporation under an agreement, arrangement or understanding between the person and the Corporation, including the general partner of an entity that is a limited partnership, but excluding a person acting under bankruptcy or insolvency law;
(vii)    a person of which persons described in any paragraph of this definition beneficially own, in the aggregate, more than 50 per cent of the securities of any outstanding class of equity securities; or
(viii)    an affiliated entity of any person described in any other paragraph of this definition;
(jj)    “Related Person” of the Corporation means:
(i)    a Related Party;
(ii)    a Promoter of the Corporation, or, where the promoter is not an individual, an officer, director or control person of the Promoter;
(iii)    such other person as may be designated from time to time by the Exchange.
(kk)    “Required Approvals” has the meaning ascribed to such term in subsection 11(d);
(ll)    “Securities” means the Units, the Debentures, the Warrants and the Warrant Shares;
(mm)    “Securities Laws” means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of the applicable securities regulatory authority or applicable securities regulatory authorities of, the applicable Offering Jurisdiction or Offering Jurisdictions collectively;
(nn)    “Securities Regulators” means, collectively, the Exchange and the securities commissions or other securities regulatory authorities in the Provinces and Territories of Canada;
(oo)    “Subscriber” means the Person purchasing the Units and whose name appears on the execution pages hereof, and who has signed, this Agreement or, if the Person whose name appears on the execution pages hereof has signed this Agreement as agent for, or on behalf of, a beneficial purchaser and is not purchasing the Units as principal, the Person who is the beneficial purchaser of the Units as disclosed on the execution pages hereof;
(pp)    “Subsidiary” has the meaning ascribed thereto in the Securities Act (Ontario);
(qq)    “Term Sheet” means the term sheet describing the material terms of the Offering appended hereto as Schedule “F”;
(rr)    “Trading Day” means a day on which the Exchange is open for trading;
(ss)    “Transaction Documents” means this Agreement, the Debenture Certificates, the Warrant Certificates, the Debenture Indenture, the Warrant Indenture, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder;
(tt)    “United States” means the United States of America, its territories and possessions, and any State of the United States and the District of Columbia;
(uu)    “Units” has the meaning ascribed thereto on page one of this Agreement and each individually, a “Unit”;
(vv)    “US$” means currency of the United States of America;
(ww)    “U.S. Accredited Investor” means an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the U.S. Securities Act;
(xx)    “U.S. Person” means a “U.S. person” set forth in Rule 902(k) of Regulation S under the U.S. Securities Act;
(yy)    “U.S. Purchaser” means an original Subscriber of the Units that is a U.S. Accredited Investor who was, at the time of purchase, (a) a U.S. Person, (b) any person purchasing such Units on behalf of, or for the account or benefit of, any U.S. Person or any person in the United States, (c) any person who receives or received an offer to acquire such Units while in the United States, and (d) any person who was in the United States at the time such person’s buy order was made or the subscription agreement pursuant to which such Units were acquired was executed or delivered;
(zz)    “U.S. Securities Act” means the United States Securities Act of 1933, as amended;
(aaa)    “Warrant” has the meaning ascribed thereto on page one of this Agreement;
(bbb)    “Warrant Certificate” has the meaning ascribed to such term in subsection 4(d);

(ccc)    “Warrant Indenture” means the warrant indenture entered into between the Corporation and Odyssey Trust Company, as warrant agent, on the Closing Date, as may be amended from time to time;
(ddd)    “Warrant Share” has the meaning ascribed thereto on page one of this Agreement; and
(eee)    “WD” means Wildeboer Dellelce LLP.
2.    Conditions of Purchase
In connection with the purchase of the Units, the Subscriber shall complete and sign as indicated and return to the attention of the Corporation c/o WD as soon as possible the following:
(a)    this Agreement;
(b)    the Aggregate Purchase Price of the Units being purchased by the Subscriber; and
(c)    any further documentation as required under the Securities Laws of the Offering Jurisdiction.
The obligation of the Subscriber to purchase the Units is subject to the condition that the Warrant Shares have been conditionally approved for listing on the Exchange subject only to standard conditions.
The obligation of the Corporation to sell the Units to the Subscriber is subject to, among other things, the conditions that:
(a)    the Subscriber executes and returns all documents required by the Securities Laws of the Offering Jurisdiction for delivery on its behalf to WD, including Schedules “A”, “B”, “C” and “D” (as applicable) in accordance with the instructions set out on the face page of this Agreement, and the Corporation having accepted this Agreement;
(b)    the representations and warranties made herein by the Subscriber and, if applicable, any beneficial purchaser for whom the Subscriber is contracting hereunder are true and correct when made and are true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date;
(c)    all covenants, agreements and conditions contained in this Agreement to be performed by the Subscriber and, if applicable, any beneficial purchaser for whom the Subscriber is contracting hereunder on or prior to the Closing Date shall have been performed or complied with in all material respects;

(d)    the Subscriber delivering the aggregate purchase price indicated on page one of this Agreement (the “Aggregate Purchase Price”) to the Corporation c/o WD in accordance with the instructions set out on the face page of this Agreement; and
(e)    the issuance of the Securities being exempt from the requirement to file a prospectus or registration statement and the requirement to prepare and deliver an offering memorandum or similar document under any applicable statute relating to the sale of the Securities or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement or delivering an offering memorandum or similar document.
By returning this Agreement, the Subscriber consents, and, if applicable, any beneficial purchaser for whom the Subscriber is contracting hereunder consents, to the filing by the Corporation with the applicable securities regulatory authorities in the applicable Offering Jurisdiction of all documents and personal information concerning the Subscriber provided in this Agreement and required to be filed by the Securities Laws of the Offering Jurisdiction.
If the Subscriber (or the beneficial purchaser for whom the Subscriber is contracting hereunder) is an individual and has initialed category (j), (k) or (l) of Exhibit I to Schedule “A”, the Subscriber (or the beneficial purchaser for whom the Subscriber is contracting hereunder) has executed and delivered to the Corporation or WD either before or concurrently with the execution of this Agreement, a Risk Acknowledgement Form (Form 45-106F9) in the form attached as Exhibit II to Schedule “A”, represents and warrants that one or more of the categories set forth in section 3 of Form 45-106F9 describes the Subscriber (or the beneficial purchaser for whom the Subscriber is contracting hereunder) and will describe the Subscriber (or the beneficial purchaser for whom the Subscriber is contracting hereunder) as at the Closing Date and the Subscriber has so indicated by initialing next to the category in such Appendix II to Schedule “A” which so describes it.
If the Subscriber is not subscribing for the Units for its own account and the Subscriber is not a portfolio manager purchasing as agent for an account which is fully managed by the Subscriber, the beneficial purchaser for whom the Subscriber is contracting hereunder must be purchasing the Units as principal and (unless the Subscriber is an authorized agent with power to sign on behalf of the beneficial purchaser) must execute all documents required by the Securities Laws of the Offering Jurisdiction with respect to the Units being acquired by such beneficial purchaser as principal. If the Subscriber is signing this Agreement as agent or pursuant to a power of attorney for the Subscriber, the Subscriber represents and warrants that it has authority to bind the Subscriber and any beneficial purchaser.
The Subscriber agrees, and agrees to cause any beneficial purchaser for whom the Subscriber is contracting hereunder, to comply with all Securities Laws of the Offering Jurisdiction concerning the purchase of, the holding of, and the resale restrictions applicable to, the Securities.
The Subscriber acknowledges and agrees that the Corporation reserves the right, in its absolute discretion, to reject this subscription, in whole or in part, at any time prior to the time of Closing.

If this subscription is rejected in whole, any cheques or other forms of payment delivered to WD representing the Aggregate Purchase Price indicated on page one of this Agreement will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a payment representing any refund of the Aggregate Purchase Price indicated on page one of this Agreement for that portion of the subscription for the Units which is not accepted will be promptly delivered to the Subscriber without interest or deduction. For certainty, the Subscriber acknowledges and, if applicable, any beneficial purchaser for whom the Subscriber is contracting hereunder acknowledges, that the Corporation has the right to close the subscription books at any time without notice and to accept or reject any subscription in its sole discretion.
3.    Subscription
The Subscriber hereby tenders to the Corporation this subscription which, upon acceptance by the Corporation, will constitute an irrevocable agreement of the Subscriber to purchase from the Corporation and, of the Corporation to sell to the Subscriber, the number of Units as set out on page one of this Agreement, at the price of US$1,000 per Unit, all on the terms and subject to the conditions set out in this Agreement.
4.    Description of the Units
(a)    Each Unit consists of one Debenture in the principal amount of US$1,000 and 50 Warrants.
(b)    The Warrants shall be issued pursuant to the terms of the Warrant Indenture.
(c)    The Warrants shall be evidenced by a definitive Warrant certificate or DRS (the “Warrant Certificate”) to be issued to the Subscriber at the Closing and the specific attributes of the Warrants shall be set forth in the Warrant Certificate. The description of the Warrants contained herein is qualified in its entirety by reference to the Warrant Certificate and the Warrants shall be subject to the terms and conditions of the Warrant Certificate in all respects.
(d)    The Warrant Indenture shall provide, among other things, that:
(i)    each Warrant will entitle the holder thereof to acquire one Warrant Share at an exercise price of $2.75 per Warrant Share at any time for a period ending on the date that is eight (8) years from the Closing Date (subject to adjustment in certain customary events). The Warrants will not be permitted to be exercised within the first twelve (12) months from the Closing Date; and
(ii)    the Warrant Indenture will provide that, from time to time, the Corporation may amend or supplement the Warrant Indenture for certain purposes, without the consent of the holders of the Warrants, including curing defects or inconsistencies or making any change that does not prejudice the rights of any holder.
(e)    any description of the Warrants set forth in this Subscription Agreement is a summary only and is subject to the provisions of the Warrant Indenture (including the Warrant Certificate(s)). For greater certainty, in the event of any conflict between this Subscription Agreement and the Warrant Indenture in respect of the terms of the Warrants, the Warrant Indenture shall govern.
(f)    Nothing in the Warrant Indenture or in the holding of a Warrant by a Subscriber, shall confer or be construed as conferring upon a holder of Warrants any right or interest, whatsoever as a shareholder of the Corporation including, but not limited to, the right to vote at, to receive notice of, or to attend meetings of shareholders, or the right to receive dividends or any continuous disclosure materials of the Corporation. Holders of Warrants are entitled to exercise the rights expressly provided for in the Warrant Certificate and the Warrant Indenture on the terms and conditions set forth therein.
(g)    The Corporation will make commercially reasonable efforts to ensure that the Warrant Shares are and remain listed on the Exchange.
(h)    The Debentures shall be issued pursuant to the terms of the Debenture Indenture.
(i)    The Debentures shall be evidenced by a definitive Debenture certificate or DRS (the “Debenture Certificate”) to be issued to the Subscriber at the Closing and the specific attributes of the Debentures shall be set forth in the Debenture Certificate. The description of the Debentures contained herein is qualified in its entirety by reference to the Debenture Certificate and the Debentures shall be subject to the terms and conditions of the Debenture Certificate in all respects.
(j)    The Debenture Indenture shall provide, among other things, that:
(i)    the Debentures shall mature on the date that is eight (8) years from the Closing Date (the “Maturity Date”);
(ii)    the Debentures shall bear interest at a rate of 8.85% per annum from the date of issue, accrued quarterly and compounded on an annual basis, and payable in cash at maturity;
(iii)    interest will be computed on the basis of 365 days (or 366 days in the case of a leap year) and the actual number of days in the relevant interest period; and
(iv)    on the Maturity Date, any outstanding principal amount of the Debentures plus any accrued and unpaid interest shall be repaid in cash.

(k)    The Debentures will be unsecured obligations of the Corporation. During the term of the Debentures, the Corporation and its affiliates shall be permitted to incur such additional indebtedness as the Corporation may determine in its sole discretion, subject to certain negative covenants as set out in the Debenture Indenture. The Debentures will rank pani passu in right of payment of principal and interest with all other Debentures issued under the Debenture Indenture.
(l)    Nothing in the Debenture Indenture or in the holding of a Debenture by a Subscriber, shall confer or be construed as conferring upon a holder of Debentures any right or interest, whatsoever as a shareholder of the Corporation including, but not limited to, the right to vote at, to receive notice of, or to attend meetings of shareholders, or the right to receive dividends or any continuous disclosure materials of the Corporation. Holders of Debentures are entitled to exercise the rights expressly provided for in the Debentures and the Debenture Indenture on the terms and conditions set forth therein.
(m)    Any description of the Debentures set forth in this Subscription Agreement is a summary only and is subject to the provisions of the Debenture Indenture (including the Debenture Certificate(s)). For greater certainty, in the event of any conflict between this Subscription Agreement and the Debenture Indenture in respect of the terms of the Debentures, the Debenture Indenture shall govern.
5.    Description of the Offering
The Subscriber acknowledges that this subscription forms part of a larger offering of up to approximately 20,000 Units by the Corporation on a non-brokered private placement basis for aggregate gross proceeds of up to US$20,000,000 (the “Offering”). The Corporation’s acceptance of this Agreement is not subject to any minimum subscription for the Offering. The size of the Offering is subject to change without notice to the Subscriber. The Subscriber understands that in connection with the Offering, the Corporation may pay certain finder’s fees on customary terms and conditions to those persons who assist the Corporation in identifying purchasers for the Units offered pursuant to the Offering (each a “Finder”).
6.    Closing
Delivery and sale of the Units and payment of the Aggregate Purchase Price against delivery of the Debenture Certificates and Warrant Certificates comprising the Units (the “Closing”) will be completed at the Closing Time at the offices of WD or at such other place or on such other date(s) or time(s) as the Corporation may agree. The Subscriber will take up, purchase and pay for the Subscriber’s Units at the Closing upon acceptance of this offer by the Corporation and the satisfaction by the Corporation or waiver by the Subscriber, of the conditions set out herein.
The Subscriber appoints the Corporation, with full power of substitution, as its true and lawful attorney and agent with full power and authority in its place and stead to complete or correct any errors or omissions in this Agreement on behalf of the Subscriber including Schedules attached hereto, and all applicable Exhibits and Schedules related thereto, and any other documents or forms delivered by the Subscriber in connection with the transactions contemplated hereby, if any. This power of attorney is irrevocable, is coupled with an interest and has been given for valuable consideration, the receipt and adequacy of which are acknowledged. This power of attorney and other rights and privileges granted under this section will survive any legal or mental incapacity, dissolution, bankruptcy or death of the Subscriber. This power of attorney extends to the heirs, executors, administrators, other legal representatives and successors, transferees and assigns of the Subscriber. Any person dealing with the Corporation may conclusively presume and rely upon the fact that any document, instrument or agreement executed by the Corporation pursuant to this power of attorney is authorized and binding on the Subscriber, without further inquiry. The Subscriber agrees to be bound by any representations or actions duly made or taken by the Corporation pursuant to this power of attorney.
7.    Prospectus Exemptions
Subject to the Subscriber’s representations and warranties in section 9 below being true and correct, the Corporation has advised the Subscriber that the sale of the Units is exempt from the requirements as to the filing of a prospectus or similar document contained in any statute, regulation, instrument, rule or policy applicable to the sale of the Units or upon the issue of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus.
8.    Acknowledgements of the Subscriber
The Subscriber and, if applicable, the beneficial purchaser for whom the Subscriber is contracting hereunder, acknowledges and agrees that:
(a)    the Subscriber and, if applicable, the beneficial purchaser for whom the Subscriber is contracting hereunder has been independently advised as to or is aware of the restrictions with respect to trading in, and the restricted period or statutory hold period applicable to, the Securities imposed by the Securities Laws of the jurisdiction in which the Subscriber resides or to which the Subscriber is subject, that a suitable legend or legends will be placed on the Securities to reflect the applicable restricted period and statutory hold period to which such Securities are subject and the Subscriber is hereby advised that during such period such Securities are not freely transferable;
(b)    the Subscriber and, if applicable, the beneficial purchaser for whom the Subscriber is contracting hereunder has not received or been provided with a prospectus, offering memorandum or similar document (other than this Subscription Agreement and the Term Sheet), and the decision to tender this offer and purchase the Units has not, to the Subscriber’s knowledge, been made as a result of any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or any other Person and is based entirely upon the representations, warranties and covenants of the Corporation provided in this Agreement and the Term Sheet and other information about the Corporation which is publicly available. The Corporation’s counsel, WD, is entitled to the benefit of this subsection;
(c)    the offer made by this subscription is irrevocable and requires acceptance by the Corporation;
(d)    there are risks associated with the purchase of the Units and the Subscriber and any beneficial purchaser may lose his, her or its entire investment;
(e)    the Subscriber understands that the Corporation: (i) must take reasonable steps to verify that the Subscriber meets the conditions of the accredited investor exemption or such other exemption from the prospectus or registration requirement on which the Subscriber is relying; (ii) may need to request additional information and documentation from the Subscriber in connection with such verification; and (iii) may retain such information and documentation for a period of ten years following the Closing Date;
(f)    no agency, governmental authority, securities commission or similar regulatory body, stock exchange or other entity has reviewed, passed on or made any finding or determination as to the merit for investment of the Units and no agency or governmental authority has made any recommendation or endorsement with respect to the Units;
(g)    there is no government or other insurance covering the Securities;
(h)    the Subscriber is solely responsible for obtaining such tax, investment, legal and other professional advice as the Subscriber considers appropriate in connection with the execution, delivery and performance by the Subscriber of this Agreement and the transactions contemplated hereunder (including the resale and transfer restrictions referred to herein), and, without limiting the generality of the foregoing, the Corporation’s counsel, WD, is acting solely as counsel to the Corporation and not as counsel to the Subscriber and the Subscriber may not rely upon such counsel in any respect;
(i)    the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and no prospectus has been filed by the Corporation with any stock exchange or governmental agency, securities commission or similar regulatory authority or other entity in connection with the issuance of the Units, and as a consequence:
(i)    certain protections, rights and remedies provided by the Securities Laws of the Offering Jurisdiction, including certain statutory rights of rescission and certain statutory remedies against an issuer, agents, experts, directors and officers that are available to investors who acquire securities offered by a prospectus, may not be available to the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting hereunder;

(ii)    the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement;
(iii)    the Subscriber, or, if applicable, the beneficial purchaser for whom the Subscriber is contracting hereunder, may not receive information that would otherwise be required to be given under the Securities Laws of the Offering Jurisdiction for reporting issuers; and
(iv)    the Corporation may be relieved from certain obligations that would otherwise apply under the Securities Laws of the Offering Jurisdiction;
(j)    to the Subscriber’s knowledge, no Person has made any written or oral representation:
(i)    that any Person will resell or repurchase the Securities;
(ii)    that any Person will refund the Aggregate Purchase Price or any part thereof; or
(iii)    as to the future price or value of the Securities;
(k)    the Corporation may complete additional financings in the future, which may have a dilutive effect on current securityholders of the Corporation;
(l)    the Subscriber has received and had the opportunity to review the Term Sheet and has had the opportunity to ask and have answered any and all questions which the Subscriber wished with respect to the business and affairs of the Corporation, the Units and the subscription hereby made;
(m)    the Corporation and the Corporation’s counsel, WD, are collecting personal information (as that term is defined under applicable privacy legislation, including the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time) in respect of the Subscriber and, if applicable, the beneficial purchaser for whom the Subscriber is contracting for the purpose of completing this Agreement. The Subscriber and, if applicable, the beneficial purchaser for whom the Subscriber is contracting hereunder, acknowledges and consents to the Corporation and its counsel retaining such personal information for as long as required by law or business practices. The Subscriber and, if applicable, the beneficial purchaser for whom the Subscriber is contracting hereunder, further acknowledges and consents to the fact that the Corporation and its counsel may be required by the Securities Laws of the Offering Jurisdiction or the rules and policies of any stock exchange to provide these securities regulatory authorities with such personal information provided by the Subscriber in this Agreement. In addition to the foregoing, the Subscriber agrees and acknowledges that the Corporation and its counsel may use and disclose its personal information, or that of the beneficial purchaser for whom the Subscriber is contracting hereunder, as follows:
(i)    for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Subscriber or the beneficial purchaser for whom the Subscriber is contracting hereunder;
(ii)    disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings;
(iii)    disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;
(iv)    disclosure to professional advisers of the Corporation in connection with the performance of their professional services;
(v)    disclosure to any Person where such disclosure is necessary for legitimate business reasons and is made with its prior written consent;
(vi)    disclosure to a court determining the rights of the parties under this Agreement; or
(vii)    for use and disclosure as otherwise required or permitted by law; and
(n)    the information provided by the Subscriber on page one of and in the applicable Schedules and Exhibits to this Agreement identifying the name, address, telephone number and e-mail address of the Subscriber, the number of Units being purchased hereunder, the Aggregate Purchase Price, the Closing Date, the exemption that the Subscriber is relying on in purchasing the Units and the Subscriber’s registrant or insider status, if applicable, will be disclosed to the securities regulatory authority or regulator in each of the provinces and territories of Canada in which the Units are distributed by the Corporation, and such information is being collected by such securities regulatory authorities and regulators under the authority granted to each of them under applicable securities legislation. This information is being collected for the purposes of the administration and enforcement of the securities legislation of such provinces and territories. Each Subscriber (and for certainty, including each beneficial purchaser) hereby authorizes the indirect collection of such information by such securities regulatory authorities and regulators. In the event the Subscriber has any questions with respect to the indirect collection of such information by such securities regulatory authorities and regulators, the Subscriber should contact the applicable securities regulatory authority or regulator using the contact information set out in Schedule “D” (Contact Information for Canadian Securities Commissions) attached hereto.
9.    Representations, Warranties and Covenants of the Subscriber
The Subscriber and, if applicable, the beneficial purchaser for whom the Subscriber is contracting hereunder, represents, warrants and covenants to the Corporation (which representations and warranties shall be true and correct both as of the date of execution of this Agreement and as of the Closing Date and which representations, warranties and covenants shall survive the Closing) that:
(a)    the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting hereunder, is eligible to purchase the Units pursuant to an exemption from the prospectus requirements of the Securities Laws;
(b)    the Subscriber is and any beneficial purchaser for whom the Subscriber is contracting hereunder is resident, or if not an individual, has its head office, in the jurisdiction set out as “Subscriber’s Address”, or “Address of Beneficial Subscriber” as applicable, on page one of this Agreement which address is its residence or place of business, or the residence or place of business of any beneficial purchaser for whom the Subscriber is contracting hereunder as the case may be and such address was not obtained or used solely for the purpose of acquiring the Units;
(c)    if the Subscriber is an individual, the Subscriber has attained the age of majority in the jurisdiction in which the Subscriber is resident and has the legal capacity and competence to enter into and be bound by (and, if applicable, to bind the beneficial purchaser for whom the Subscriber is contracting hereunder to) this Agreement and to perform the covenants and obligations herein;
(d)    if the Subscriber is not an individual, (i) the Subscriber has the legal capacity to authorize, execute and deliver this Agreement; and (ii) the individual signing this Agreement has been duly authorized to execute and deliver this Agreement;
(e)    the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting hereunder is capable of assessing the proposed investment in the Units as a result of financial or investment experience or as a result of advice received from a registered Person other than the Corporation or an affiliate or counsel thereof and the Subscriber is, or the beneficial purchaser for whom the Subscriber is contracting hereunder is, able to bear the economic loss of the entire investment in the Units;
(f)    the Subscriber is not a Control Person of the Corporation and will not become a Control Person of the Corporation by virtue of its subscription for Units hereunder and the Subscriber does not intend to act in concert with any other person or persons to form a control group of the Corporation;

(g)    the Subscriber has had access to such information, if any, concerning the Corporation as it considered necessary in connection with its investment decision to invest in the Units;
(h)    the Subscriber has no contract, undertaking, agreement or arrangement with any Person to sell, transfer or pledge to such Person, or anyone else, the Units, or any part thereof, or any interest therein, and it has no present plans to enter into any such contract, undertaking, agreement or arrangement;
(i)    this Agreement has been duly executed and delivered and, when accepted by the Corporation, will constitute a legal, valid and binding obligation enforceable against the Subscriber and, if the Subscriber is signing this Agreement on behalf of a beneficial purchaser, also against such beneficial purchaser, in each case in accordance with the terms hereof;
(j)    if the Subscriber is contracting hereunder as an agent (including, for certainty, a portfolio manager or comparable adviser) for a beneficial purchaser, the Subscriber is authorized to execute and deliver this Agreement and all other necessary documentation in connection with the subscription made on behalf of the beneficial purchaser and this Agreement has been authorized, executed and delivered on behalf of the beneficial purchaser;
(k)    the execution and delivery of this Agreement, the performance and compliance with the terms hereof, the purchase of the Units and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would, if the Subscriber is not, or the beneficial purchaser for whom the Subscriber is contracting hereunder is not, an individual, constitute a material default under any term or provision of its constating documents, by-laws or resolutions or the constating documents, by-laws or resolutions of the beneficial purchaser for whom the Subscriber is contracting hereunder, as the case may be, the Securities Laws of the jurisdiction of residence or domicile of the Subscriber or any other laws applicable to the Subscriber or the beneficial purchaser for whom the Subscriber is contracting hereunder, any agreement to which the Subscriber is or the beneficial purchaser for whom the Subscriber is contracting hereunder is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber or the beneficial purchaser for whom the Subscriber is contracting hereunder;
(l)    other than the Finders, there is no Person acting or purporting to act in connection with the Offering who is entitled to any brokerage or finder’s fee and if any Person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Units;

(m)    the funds representing the Aggregate Purchase Price in respect of the Units which will be advanced by the Subscriber hereunder will not to the Subscriber’s knowledge, represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (for the purposes of this subsection the “PCMLTFA”) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the name of the Subscriber and other information relating to this Agreement and the subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of its knowledge (i) none of the subscription funds provided by the Subscriber (A) have been or will be derived directly or indirectly from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction; or (B) are being tendered on behalf of a Person or entity who has not been identified to the Subscriber; and (ii) the Subscriber will promptly notify the Corporation if the Subscriber discovers that any of such representations cease to be true, and will provide the Corporation with appropriate information in connection therewith;
(n)    the Subscriber consents to the filing by the Corporation of all documents required by the Securities Laws of the Offering Jurisdiction in connection with the sale of the Units;
(o)    the Subscriber agrees to comply with all Securities Laws of the Offering Jurisdiction concerning the purchase of, the holding of, and the resale restrictions applicable to, the Securities;
(p)    the Subscriber understands and agrees that the Securities have not been and will not be registered or qualified, as the case may be, under the U.S. Securities Act, any United States state securities laws, or any securities laws of any Canadian province, that the offer and sale of Units is being made pursuant to an exemption from the registration requirements of the U.S. Securities Act, and that the Securities are “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act;
(q)    the Subscriber will not reoffer or resell the Securities, directly or indirectly, in the United States except in certain transactions exempt from, or not subject to, the registration requirements of the U.S. Securities Act and applicable state securities laws;
(r)    if the Subscriber is a U.S. Purchaser, it is a U.S. Accredited Investor that is purchasing for its own account pursuant to an available exemption from the registration requirements of the U.S. Securities Act and for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities;
(s)    the Corporation has advised the Subscriber that it is not obligated to file, and has no present intention of filing, with the United States Securities and Exchange

Commission or with any state securities administrator any registration statement in respect of any resales of the Securities in the United States;
(t)    if the Subscriber has not executed the U.S. Accredited Investor Status Certificate (Schedule “B”), attached hereto, and is not purchasing the Common Shares in the United States, the Subscriber represents and warrants to the Corporation that Common Shares have not been offered to the Subscriber in the United States, and the Persons making the order to purchase the Common Shares and executing and delivering this Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Agreement was executed and delivered;
(u)    if the Subscriber is resident in or otherwise subject to the securities laws of any jurisdiction outside of Canada and the United States (the “International Jurisdiction”), then:
(i)    the Subscriber has completed, executed and delivered to the Corporation a Foreign Subscriber Certificate in the form attached hereto as Schedule “C”;
(ii)    the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the International Jurisdiction which would apply to this subscription, if any;
(iii)    the delivery of this Agreement, the acceptance of it by the Corporation and the issuance of the Units to the Subscriber complies with all laws applicable to the Subscriber, including the laws of such Subscriber’s jurisdiction of residence, and all other applicable laws, and will not cause the Corporation to become subject to, or require it to comply with, any disclosure, prospectus, filing or reporting requirements under any applicable laws of the International Jurisdiction;
(iv)    the Corporation is offering and selling the Units and the Subscriber is purchasing the Units pursuant to exemptions from the prospectus and registration requirements under the applicable Securities Laws of the International Jurisdiction or, if such is not applicable, the Corporation is permitted to offer and sell the Units and the Subscriber is permitted to purchase the Units under the applicable Securities Laws of such International Jurisdiction without the need to rely on exemptions;
(v)    the applicable Securities Laws do not require the Corporation to register any of the Units, file a prospectus, registration statement, offering memorandum or similar document, or make any filings or disclosures or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(vi)    the Subscriber will, if requested by the Corporation, deliver to the Corporation a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (iii) through (v) above to the satisfaction of the Corporation, acting reasonably;
(v)    the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Units and is able, without impairing its financial condition, to hold the Units for an indefinite period of time and to bear the economic risks of, and withstand a complete loss of, such investment; and
(w)    the representations and warranties contained herein are made by the Subscriber with the intention that they may be relied upon by the Corporation and its counsel in determining its eligibility to purchase the Units under the Securities Laws of the Offering Jurisdiction. The Subscriber undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Subscriber set forth in this Agreement which takes place prior to the Closing.
10.    Legend
(a)    The Subscriber acknowledges that the Securities will be subject to statutory resale restrictions. The Subscriber is advised to consult the Subscriber’s own legal advisors in this regard.
(b)    The Subscriber acknowledges that a legend will be endorsed on the certificates representing the Debentures and Warrants and to the effect that the securities represented thereby are subject to a hold period and may not be traded until the expiry thereof except as permitted by applicable securities legislation. In particular, the Subscriber acknowledges that the Debentures and the Warrants (and any Warrant Shares issued prior to four months plus one day from the Closing Date) will bear a legend substantially in the following form and with the information completed:
“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER [INSERT DISTRIBUTION DATE].”
The Subscriber acknowledges that the disclosure of the legend set out in this section shall constitute written notice of the legend restriction notation for the purposes of Subsection 2.5(2) of National Instrument 45-102 – Resale of Securities.
11.    Representations, Warranties and Covenants of the Corporation

The Corporation hereby makes the following representations and warranties to the Subscriber:
(a)    Organization and Qualification. The Corporation is an entity duly incorporated or otherwise amalgamated, continued or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, amalgamation, continuation or organization (as more fully described in the Public Record), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Corporation is not in violation nor default of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. The Corporation is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Corporation and its subsidiaries, taken as a whole, or (iii) a material adverse effect on the Corporation’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”); provided that a change in the market price or trading volume of the Common Shares alone shall not be deemed, in and of itself, to constitute a Material Adverse Effect (but the underlying facts or basis for such change may be taken into account in determining whether there has been or would reasonably be expected to be a Material Adverse Effect). No proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification;
(b)    Authorization; Enforcement. The Corporation has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Corporation and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Corporation and no further action is required by the Corporation, the Board of Directors or the Corporation’s shareholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Corporation and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law;
(c)    No Conflicts. The execution, delivery and performance by the Corporation of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Corporation’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under any agreement, credit facility, debt or other instrument or other understanding to which the Corporation is a party or by which any property or asset of the Corporation is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any Canadian court or governmental authority to which the Corporation is subject (including federal and state securities laws and regulations), or by which any property or asset of the Corporation is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect;
(d)    Filings, Consents and Approvals. The Corporation is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority in connection with the execution, delivery and performance by the Corporation of the Transaction Documents, other than: (i) the filing of all forms, notices and certificates required pursuant to the policies of the Exchange with respect to the acceptance of the transactions contemplated by the Transaction Documents, and (ii) such filings as are required to be made under applicable provincial or state securities laws, and excluding such consents, waivers or filings that have already been obtained or will be obtained on or prior to the Closing Date and excluding those filings which under applicable laws are only required to be made after the Closing Date (collectively, the “Required Approvals”);
(e)    Issuance of the Securities; Qualification. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Corporation, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to pre-emptive or similar rights of shareholders. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Corporation, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to pre-emptive or similar rights of shareholders. The Corporation has reserved from its duly authorized capital stock the maximum number of Common Shares issuable pursuant to the Warrants;
(f)    Certain Fees. Other than the fees paid to the Finders, no brokerage or finder’s fees or commissions are or will be payable by the Corporation to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Subscribers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by the Transaction Documents;
12.    General
(a)    Headings: The division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms “this Agreement,” “hereof,” “hereunder”, “herein” and similar expressions refer to this Agreement and not to any particular article, section or other portion hereof and include any agreement supplemental thereto and any exhibits and schedules attached hereto. Unless something in the subject matter or context is inconsistent therewith, reference herein to articles, sections and subsections are to articles, sections and subsections of this Agreement.
(b)    Number and Gender: Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and neuter and vice versa.
(c)    Severability: If one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby. In lieu of such invalid, illegal or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and valid, legal and enforceable. Each of the provisions of this Agreement is hereby declared to be separate and distinct.
(d)    Notices: All notices or other communications to be given hereunder shall be in writing and shall be delivered by hand or by electronic communication, and if delivered by hand, shall be deemed to have been given on the date of delivery or, if sent by electronic communication, on the date of transmission if sent before 5:00 p.m. (Toronto time) and such day is a Business Day or, if not, on the first Business Day following the date of transmission.

Notices to the Corporation shall be addressed to:
Mount Logan Capital Inc.
650 Madison Avenue, 23rd Floor,
New York, NY 10022
Attention: Jason Roos, Chief Financial Officer
Email: *****@*****
With a copy to (which shall not constitute notice):
Wildeboer Dellelce LLP
Wildeboer Dellelce Place
365 Bay Street, Suite 800
Toronto, ON M5H 2V1
Attention: Sanjeev Patel
Email: *****@*****
Notices to the Subscriber shall be addressed to the address of the Subscriber set out on page one of this Agreement. Either the Corporation or the Subscriber may change its address for service by notice in writing to the other parties hereto specifying its new address for service hereunder.
(e)    Further Assurances: Each party shall from time to time at the request of the other parties do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.
(f)    Successors and Assigns: Except as otherwise provided, this Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.
(g)    Notification of Changes: The parties hereby covenant and agree to notify the other parties upon the occurrence of any event prior to the Closing which would cause any party’s representations, warranties or covenants contained in this Agreement to be false or incorrect.
(h)    Entire Agreement: The terms of this Agreement express and constitute the entire agreement between the parties hereto with respect to the subject matter hereof and no implied term or liability of any kind is created or shall arise by reason of anything in this Agreement.
(i)    Time of Essence: Time is of the essence of this Agreement.

(j)    Amendments: The provisions of this Agreement may only be amended with the written consent of all of the parties hereto.
(k)    Subscriber’s Costs: The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any counsel retained by the Subscriber) relating to the sale of the Units to the Subscriber shall be borne by the Subscriber.
(l)    Survival: Notwithstanding any other provision of this Agreement, the representations, warranties. acknowledgements and covenants of or by the parties contained herein or in any certificate, document or instrument delivered pursuant hereto shall survive the completion of the transactions contemplated by this Agreement notwithstanding any subsequent disposition or exchange of the Units.
(m)    Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and the parties hereto irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.
(n)    Counterparts: This Agreement may be executed in two or more counterparts which when taken together shall constitute one and the same agreement. Delivery of counterparts may be effected by facsimile transmission thereof.
(o)    Electronic or Facsimile Copies: The Corporation shall be entitled to rely on an electronic or facsimile copy of an executed subscription agreement and acceptance by the Corporation of such electronic or facsimile subscription shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms thereof. The Subscriber acknowledges and agrees that if less than a complete copy of this Agreement is delivered to the Corporation at Closing, the Subscriber will be deemed to have agreed to all of the terms and conditions of the pages not delivered at Closing unaltered.
(p)    Language: The parties hereto acknowledge and confirm that they have requested that this Agreement, as well as all notices and other documents contemplated hereby be drawn up in the English language. Les parties aux présentes reconnaissent et confirment qu’elles ont convenues que la présente convention de souscription ainsi que tous les avis et documents qui s’y rattachent soient rédigés dans la langue anglaise.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

SCHEDULE “A”
ACCREDITED INVESTOR CERTIFICATE
(Alberta, British Columbia, Manitoba, Newfoundland and Labrador,
Northwest Territories, New Brunswick, Nova Scotia, Nunavut, Ontario, Prince Edward Island Quebec, Saskatchewan and Yukon)
TO:    Mount Logan Capital Inc. (the “Corporation”)

RE: Purchase of Units of the Corporation (the “Units”)
Representations and Warranties
In connection with the purchase by the undersigned (the “Subscriber”) of the Units, the Subscriber hereby represents, warrants and certifies to the Corporation that the Subscriber:
(i)    is purchasing the Units as principal;
(ii)    is resident in or is subject to the laws of the Province or Territory of (check one):

☐ Alberta	☐ Northwest Territories	☐ Prince Edward Island
☐ British Columbia	☐ Nova Scotia	☐ Quebec
☐ Manitoba	☐ Nunavut	☐ Saskatchewan
☐ Newfoundland and Labrador	☐ Ontario	☐ Yukon
☐ New Brunswick
(iii)    is an “accredited investor” (as defined in National Instrument 45-106 – Prospectus Exemptions) by virtue of satisfying the indicated criterion on Exhibit I to this certificate and the Subscriber was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) below; and
(iv)    has not been provided with a prospectus or similar document in connection with the purchase of the Units.
Certified on this          day of             ,         .
A-A-1

If a Corporation, Partnership or Other Entity:	If an Individual:
Name of Entity	Signature
Type of Entity	Print or Type Name
Signature of Person Signing
Print or Type Name and Title of Person Signing

EXHIBIT I TO SCHEDULE “A”
ACCREDITED INVESTOR STATUS CERTIFICATE
TO:    Mount Logan Capital Inc. (the “Corporation”)
In connection with the purchase by the undersigned Subscriber of the Units, the Subscriber represents and warrants to the Corporation that:
(a)    the Subscriber is resident in or otherwise subject to the securities laws of one of the provinces or territories of Canada;
(b)    the Subscriber is purchasing the Units as principal for its own account and not for the benefit of any other Person;
(c)    the Subscriber is an “accredited investor” within the meaning of NI 45-106 on the basis that the undersigned fits within one of the categories of an “accredited investor” reproduced below beside which the undersigned has indicated the undersigned belongs to such category; and
(d)    the Subscriber was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) below.
[Please check the box of the applicable category of accredited investor]

☐	(a)	(i) except in Ontario, a Canadian financial institution, or a Schedule III bank; or (ii) in Ontario, a financial institution described in paragraph 73.1(1) of the Securities Act (Ontario);
☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
☐	(c)	a subsidiary of any Person referred to in paragraphs (a) or (b), if the Person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;
☐	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer
☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a Person referred to in paragraph (d);

☐	(e.1)
an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;
☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;
☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;
☐	(j)
an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000; [PLEASE ALSO COMPLETE EXHIBIT II BELOW]

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;
☐	(k)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; [PLEASE ALSO COMPLETE EXHIBIT II BELOW]

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000; [PLEASE ALSO COMPLETE EXHIBIT II BELOW]
☐	(m)	a Person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

☐	(n)
an investment fund that distributes or has distributed its securities only to
(i)    a Person that is or was an accredited investor at the time of the distribution,
(ii)    a Person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45-106, or
(iii)    a Person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;
☐	(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)	a Person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;
☐	(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
☐	(t)	a Person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are Persons that are accredited investors;
☐	(u)	an investment fund that is advised by a Person registered as an adviser or a Person that is exempt from registration as an adviser,

☐	(v)	a Person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor, or
☐	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.
As used in this certificate, capitalized terms have the meanings ascribed to them in the Agreement. In addition, the following terms have the following meanings:
(a)    “Canadian financial institution” means:
(i)    an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the Cooperative Credit Associations Act (Canada); or
(ii)    a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;
(b)    “control person” has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Quebec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where “control person” means any person that holds or is one of a combination of persons that hold:
(i)    a sufficient number of any of the securities of a corporation so as to affect materially the control of the corporation; or
(ii)    more than 20% of the outstanding voting securities of a corporation except where there is evidence showing that the holding of those securities does not affect materially the control of that corporation;
(c)    “director” means:
(i)    a member of the board of directors of a company or an individual who performs similar functions for a company; and
(ii)    with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;
(d)    “eligibility adviser” means:

(i)    a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed; and
(ii)    in Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:
(A)    have a professional, business or personal relationship with the corporation, or any of its directors, executive officers, founders or control persons; and
(B)    have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the corporation or any of its directors, executive officers, founders or control persons within the previous 12 months;
(e)    “executive officer” means, for a corporation, an individual who is:
(i)    a chair, vice-chair or president;
(ii)    a vice-president in charge of a principal business unit, division or function including sales, finance or production; or
(iii)    performing a policy-making function in respect of the corporation;
(f)    “financial assets” means (i) cash, (ii) securities or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a purchaser’s personal residence would not be included in a calculation of financial assets;
(g)    “financial statements” for the purposes of paragraph (m) of the “accredited investor” definition must be prepared in accordance with generally accepted accounting principles;
(h)    “founder” means, in respect of an issuer, a person who:
(i)    acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the corporation; and
(ii)    at the time of the trade is actively involved in the business of the issuer;
(i)    “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(j)    “investment fund” has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure;
(k)    “person” includes:
(i)    an individual;
(ii)    a corporation;
(iii)    a partnership, trust, fund and association, syndicate, organization or other organized group of persons, whether incorporated or not; and
(iv)    an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;
(l)    “net assets” means all of the purchaser’s total assets minus all of the purchaser’s total liabilities. Accordingly, for the purposes of the net asset test, the calculation of total assets would include the value of a purchaser’s personal residence and the calculation of total liabilities would include the amount of any liability (such as a mortgage) in respect of the purchaser’s personal residence. To calculate a purchaser’s net assets under the “accredited investor” definition, subtract the purchaser’s total liabilities from the purchaser’s total assets. The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security;
(m)    “related liabilities” means:
(i)    liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or
(ii)    liabilities that are secured by financial assets;
(n)    “Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);
(o)    “spouse” means an individual who:
(i)    is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;
(ii)    is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or
(iii)    in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(p)    “subsidiary” means a corporation that is controlled directly or indirectly by another corporation and includes a subsidiary of that subsidiary.
For purposes of the definition of “subsidiary”, a Person (first Person) is considered to control another Person (second Person) if (a) the first Person beneficially owns or directly or indirectly exercises control or direction over securities of the second Person carrying votes which, if exercised, would entitle the first Person to elect a majority of the directors of the second Person, unless that first Person holds the voting securities only to secure an obligation; (b) the second Person is a partnership, other than a limited partnership, and the first Person holds more than 50% of the interests of the partnership; or (c) the second Person is a limited partnership and the general partner of the limited partnership is the first Person.

EXHIBIT II TO SCHEDULE “A”
FORM 45-106F9
FORM FOR INDIVIDUAL ACCREDITED INVESTORS
To be completed by Subscribers who have initialed category (j), (k) or (l) of Appendix I to Schedule “A”

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

1 About your investment
Type of securities: Units	Issuer: Mount Logan Capital Inc.
Purchased from: The Issuer
SECTION 2 TO 4 TO BE COMPLETED BY THE SUBSCRIBER
2 Risk Acknowledgement
	This investment is risky. Initial that you understand that:	Your Initials
Risk of loss – You could lose your entire investment of US$ [Instruction: Insert the total dollar amount of the investment]
Liquidity Risk – You may not be able to sell your investment quickly – or at all.
Lack of Information – You may receive little or no information about you investment.
Lack of Advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca

3 Accredited Investor Status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.
Your Initials

    Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

    Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
Either alone or with your spouse, you have net assets worth more than $5 million (Your net assets are your total assets (including real estate) minus your total debt.)
4 Your Name and Signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and Last name (please print):
Signature:	Date:
5 Salesperson Information
First and Last Name of the Salesperson:
Telephone:	Email:
Name of Firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6 For more information about this investment
Mount Logan Capital Inc.
650 Madison Avenue, 23rd Floor,
New York, NY 10022
Attention: Jason Roos, Chief Financial Officer
Email: *****@*****
For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca

Form instructions:

1.    The information in sections 1, 5 and 6 must be completed before the subscriber completes and signs the form.
2.    The subscriber must sign this form. Each of the subscriber and the issuer or selling security holder must receive a copy of this form signed by the subscriber. The issuer or selling security holder is required to keep a copy of this form for eight years after the distribution.

SCHEDULE “B”
U.S. ACCREDITED INVESTOR CERTIFICATE
TO:    Mount Logan Capital Inc. (the “Corporation”)
Capitalized terms used in this Schedule “B” and defined in the Agreement to which the Schedule “B” is attached have the meaning defined in the Agreement unless otherwise defined herein.
The undersigned Subscriber represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Corporation (and acknowledges that the Corporation is relying thereon) that:

(a)	it is purchasing the Securities for its own account, for investment purposes only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States; provided, however, that this paragraph shall not restrict the Subscriber from selling or otherwise disposing of any of the Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;
(b)	it is a U.S. Accredited Investor that satisfies one or more of the categories of U.S. Accredited Investor indicated below (the Subscriber must check the appropriate line(s)):
_____	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
_____	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
_____	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or
_____	Category 4.	An insurance company as defined in Section 2(13) of the U.S. Securities Act; or
_____	Category 5.	An investment company registered under the United States Investment Company Act of 1940; or
_____	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

_____	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or
_____	Category 8.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or
_____	Category 9.
An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or
_____	Category 11.
An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

_____	Category 12.	Any director or executive officer of the Corporation; or
_____	Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, excluding the value of his or her primary residence, at the date hereof exceeds U.S. $1,000,000; or
_____	Category 14.	A natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	Category 15.	A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or
_____	Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;
(c)	It understands and acknowledges that the Securities are “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, and are non-transferable, and that, if in the future it decides to offer, resell, pledge or otherwise transfer any of the Securities they may be offered, sold, pledged or otherwise transferred directly or indirectly (other than pursuant to an effective registration statement under the U.S. Securities Act), only (a) to the Corporation; (b) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations; (c) within the United States, in accordance with (i) Rule l44A under the U.S. Securities Act or (ii) Rule 144 under the U.S. Securities Act, if available, and in each case in compliance with any applicable state securities laws of the United States; or (d) in another transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws of the United States, after (A) in the case of proposed transfers pursuant to (b) above, providing to the Corporation or the Corporation’s transfer agent, (i) a declaration in the form attached hereto as Appendix I (or such other form as the Corporation may prescribe from time to time), and (ii) if required by the Corporation or the Corporation’s transfer agent, an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, or other evidence reasonably satisfactory to the Corporation, that the proposed transfer may be effected without registration under the U.S. Securities Act, and (B) in the case of proposed transfers pursuant to (c) or (d) above, providing to the Corporation or the Corporation’s transfer agent an opinion of counsel of recognized standing reasonably satisfactory to the Corporation, to the effect that the proposed transfer may be effected without registration under the U.S. Securities Act;
(d)	it understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Securities and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REG-ISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE HOLDING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, (OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT) ONLY (A) TO THE CORPORATION; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS; (C) PURSUANT TO THE EXEMPTIONS FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE OR (II) RULE 144A THEREUNDER, IF AVAILABLE, AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRA-TION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES AND, IN THE CASE OF PARAGRAPH (C) OR (D) ABOVE, OR IF OTHERWISE REQUIRED BY THE CORPORATION, THE SELLER HAS FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COR-PORATION TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTI-TUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EX-CHANGES IN CANADA.
(e)	it has had the opportunity to ask questions of and receive answers from the Corporation regarding the investment, and has received all the information regarding the Corporation that it has requested;
(f)	it consents to the Corporation making a notation on its records or giving instructions to the Corporation’s transfer agent in order to implement the restrictions on transfer set forth and described herein;
(g)	it understands and acknowledges that the Corporation has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Securities in the United States;
(h)	the office or other address of the Subscriber at which the Subscriber received and accepted the offer to purchase the securities is the address listed as the “Subscriber’s Residential or Head Office Address” on page one of the Agreement;
(i)
it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Securities; the Corporation gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of such Securities; in particular, no determination has been made whether the Corporation will be a “passive foreign investment company” (“PFIC”) within the meaning of Section 1291 of the United States Internal Revenue Code;

(j)	it understands and agrees that the financial statements of the Corporation have been prepared in accordance with International Financial Reporting Standards, which differs in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(k)	it understands and acknowledges that (i) if the Corporation is deemed to have been at any time previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the U.S. Securities Act may not be available for resales of the Securities, and (ii) the Corporation is not obligated to make Rule 144 under the U.S. Securities Act available for resales of the Securities;
(l)	the purchase of the Securities hereunder is not a transaction, or part of a chain of transactions which, although in technical compliance with Regulation D under the U.S. Securities Act, is part of a plan or scheme to evade the registration requirements of the U.S. Securities Act;
(m)	it is aware that the Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and that the distribution of the Securities in the United States is being made in reliance on the exemption from registration provided by Rule 506(b) of Regulation D promulgated under the U.S. Securities Act to “accredited investors” within the meaning of Rule 501(a) of Regulation D;
(n)
it acknowledges and understands that no agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the United States Securities and Exchange Commission or any state securities commission) has made any finding to determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, any of the Securities;

(o)
it represents and warrants that (i) the funds representing the Aggregate Purchase Price which will be advanced by the Subscriber for the subscription for the Securities in the Offering will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Subscriber acknowledges that the Corporation and any of its respective affiliates in the United States may in the future be required by law to disclose the Subscriber’s name and other information relating to the Agreement and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act, and (b) no portion of the Aggregate Purchase Price to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity that has not been identified to or by the Subscriber; and the Subscriber shall promptly notify the Corporation and its affiliates in the United States if the Subscriber discovers that any of such representations ceases to be true and provide the Corporation and any of its affiliates in the United States with appropriate information in connection therewith;

(p)	it has not purchased the securities as a result of any form of “general solicitation” or “general advertising” (as such terms are used under Rule 502(c) of Regulation D under the U.S. Securities Act), including any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;
(q)	it acknowledges and understands that all currency amounts in the Agreement are stated in Canadian dollars unless otherwise indicated; and
(r)	it acknowledges that the representations, warranties and covenants contained in this Schedule are made by it with the intent that they may be relied upon by the Corporation in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase the Securities. It agrees that by accepting the securities it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of securities and shall continue in full force and effect notwithstanding any subsequent disposition by it of such securities.

[Signature page follows]

The Subscriber undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

If a Corporation, Partnership or Other Entity:	If an Individual:
Name of Entity	Signature
Type of Entity	Print or Type Name
Signature of Person Signing
Print or Type Name and Title of Person Signing

APPENDIX I TO SCHEDULE “B”
U.S. ACCREDITED INVESTOR CERTIFICATE
FORM OF DECLARATION FOR REMOVAL OF LEGEND
TO:    Odyssey Trust Company, as registrar and transfer agent
AND TO:    Mount Logan Capital Inc. (the “Corporation”)
The undersigned (A) acknowledges that the sale of the securities of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”), and (B) certifies that: (1) the undersigned is not an “affiliate” of the Corporation (as that term is defined in Rule 405 under the 1933 Act); (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market as defined in Regulation S under the 1933 Act and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the 1933 Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.
Dated                         , 20__.

X Signature of individual (if Holder is an individual)
X Authorized signatory (if Holder is not an individual)
Name of Holder (please print)
Name of authorized signatory (please print)
Official capacity of authorized signatory (please print)

Affirmation By Seller’s Broker-Dealer (required for sales in accordance with Section (B)(2)(b) above)
We have read the foregoing representations of our customer,                  (the “Seller”) dated                 , with regard to our sale, for such Seller’s account, of the securities of the Corporation described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of designated offshore securities market, (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities, and (D) no selling concession, fee or other remuneration is being paid to us in connection with this offer and sale other than the usual and customary broker’s commission that would be received by a person executing such transaction as agent. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.
Name of Firm
By:
Authorized officer
Date:

SCHEDULE “C”
FOREIGN SUBSCRIBER CERTIFICATE
(Residents of Jurisdictions other than Canada and the United States)
Reference is made to the subscription agreement between the Corporation and the undersigned (referred to herein as the Subscriber) dated as of the date hereof (the “Subscription Agreement”). Terms not otherwise defined herein have the meanings ascribed to them in the Subscription Agreement to which the certificate forms a schedule. The undersigned Subscriber, a resident of a jurisdiction other than Canada and is not a U.S. Person, hereby represents and warrants as follows:
1.    The Subscriber is a resident of an International Jurisdiction and the decision to subscribe for Units was taken in such International Jurisdiction.
2.    The delivery of the Subscription Agreement, the acceptance of it by the Corporation and the issuance of the Units to the Subscriber complies with all laws applicable to the Subscriber, including the laws of such purchaser’s jurisdiction of residence, and all other applicable laws, and will not cause the Corporation to become subject to, or require it to comply with, any disclosure, prospectus, filing or reporting requirements under any applicable laws of the International Jurisdiction.
3.    The Subscriber is knowledgeable of, or has been independently advised as to, the application or jurisdiction of the securities laws of the International Jurisdiction that would apply to the subscription (other than the securities laws of Canada and the United States).
4.    The Corporation is offering and selling the Units and the Subscriber is purchasing the Units pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the International Jurisdiction or, if such is not applicable, the Corporation is permitted to offer and sell the Units and the Subscriber is permitted to purchase the Units under the applicable securities laws of such International Jurisdiction without the need to rely on exemptions.
5.    The applicable securities laws do not require the Corporation to register any of the Units, file a prospectus, registration statement, offering memorandum or similar document, or make any filings or disclosures or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction.
6.    The Subscriber will, if requested by the Corporation, deliver to the Corporation a certificate or opinion of local counsel from the International Jurisdiction that will confirm the matters referred to in subparagraphs 2, 4 and 5 above to the satisfaction of the Corporation, acting reasonably.
7.    The Subscriber will not sell, transfer or dispose of the Units except in accordance with all applicable laws, including applicable securities laws of Canada and the United States, and the Subscriber acknowledges that the Corporation shall have no obligation to register any such purported sale, transfer or disposition which violates applicable Canadian or United States securities laws.
C-1

Dated: , .
Name of Subscriber Signature of Subscriber If the Subscriber is a corporation, print name and title of Authorized Signing Officer

C-2

SCHEDULE “D”
CONTACT INFORMATION FOR CANADIAN SECURITIES COMMISSIONS

Alberta Securities Commission Suite 600, 250 – 5th Street SW Calgary, Alberta T2P 0R4 Telephone: 403 297-6454 Toll free in Canada: 1 877 355-0585 Facsimile: 403 297-2082	Government of Nunavut Department of Justice Legal Registries Division P.O. Box 1000, Station 570 1st Floor, Brown Building Iqaluit, Nunavut X0A 0H0 Telephone: 867 975-6590 Facsimile: 867 975-6594
British Columbia Securities Commission
P.O. Box 10142, Pacific Centre
701 West Georgia Street
Vancouver, British Columbia V7Y 1L2
Inquiries: 604 899-6854
Toll free in Canada: 1 800 373-6393
Facsimile: 604 899-6581
Email: FOI-privacy@bcsc.bc.ca

Ontario Securities Commission
20 Queen Street West, 22nd Floor
Toronto, Ontario M5H 3S8
Telephone: 416 593- 8314
Toll free in Canada: 1 877 785-1555
Facsimile: 416 593-8122
Email: exemptmarketfilings@osc.gov.on.ca
Public official contact regarding indirect collection of information:
Inquiries Officer

The Manitoba Securities Commission 500 – 400 St. Mary Avenue Winnipeg, Manitoba R3C 4K5 Telephone: 204 945-2548 Toll free in Manitoba: 1 800 655-5244 Facsimile: 204 945-0330	Prince Edward Island Securities Office 95 Rochford Street, 4th Floor Shaw Building P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8 Telephone: 902 368-4569 Facsimile: 902 368-5283
Financial and Consumer Services Commission (New Brunswick)
85 Charlotte Street, Suite 300
Saint John, New Brunswick E2L 2J2
Telephone: 506 658-3060
Toll free in Canada: 1 866 933-2222
Facsimile: 506 658-3059
Email: info@fcnb.ca

Autorité des marchés financiers
800, Square Victoria, 22[e] étage
C.P. 246, Tour de la Bourse
Montréal, Québec H4Z 1G3
Telephone: 514 395-0337 or 1 877 525-0337
Facsimile: 514 873-6155 (For filing purposes only)
Facsimile: 514 864-6381 (For privacy requests only)
Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)

Government of Newfoundland and Labrador
Financial Services Regulation Division
P.O. Box 8700
Confederation Building
2nd Floor, West Block
Prince Philip Drive
St. John’s, Newfoundland and Labrador A1B 4J6
Attention: Director of Securities
Telephone: 709 729-4189
Facsimile: 709 729-6187
Financial and Consumer Affairs Authority of Saskatchewan Suite 601 - 1919 Saskatchewan Drive Regina, Saskatchewan S4P 4H2 Telephone: 306 787-5842 Facsimile: 306 787-5899
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Government of the Northwest Territories
Office of the Superintendent of Securities
P.O. Box 1320
Yellowknife, Northwest Territories X1A 2L9
Attention: Deputy Superintendent, Legal & Enforcement
Telephone: 867 767-9305
Facsimile: 867 873-0243

Office of the Superintendent of Securities
Government of Yukon
Department of Community Services
307 Black Street, 1st Floor
P.O. Box 2703, C-6
Whitehorse, Yukon Y1A 2C6
Telephone: 867 667-5466
Facsimile: 867 393-6251
Email: securities.gov.yk.ca

Nova Scotia Securities Commission Suite 400, 5251 Duke Street Duke Tower P.O. Box 458 Halifax, Nova Scotia B3J 2P8 Telephone: 902 424-7768 Facsimile: 902 424-4625

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SCHEDULE “E”
WILDEBOER DELLELCE LLP
UNITED STATES DOLLAR WIRE INSTRUCTIONS
Your bank will ask for the following information in order to process the United States dollar wire:
Wildeboer Dellelce LLP is designated as the “beneficiary” of the wire.
Name of Account:    *****
Address:    *****
*****
Account Number:    *****
Bank:    *****
*****
*****
*****
Transit:    *****
Bank Code:    *****
Cdn Routing Code:    *****
SWIFT:    *****
Additional Details: (*this information is required by some banks when funds are being sent in USD and are originating outside of Canada)
Correspondent Bank:    *****
*****SWIFT Code:    *****
ABA Number:    *****
** Add Reference Number: *****
Please email *****@***** with remittance advice.

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SCHEDULE “F”
MOUNT LOGAN CAPITAL INC.
UP TO US$20,000,000 IN UNSECURED DEBENTURES
INDICATIVE TERM SHEET
NOT FOR GENERAL DISTRIBUTION IN THE UNITED STATES
Issuer:    Mount Logan Capital Inc. (the “Corporation”)
Listing:    The Corporation’s common shares (the “Common Shares”) currently trade under the ticker symbol “MLC” on Cboe Canada (the “Exchange”).
Offering:    Private placement of up to 20,000 unsecured debenture units of the Corporation (the “Debenture Units”) to raise up to US$20,000,000 on a commercially reasonable efforts basis (the “Offering”).
Gross Proceeds:    Up to US$20,000,000 based on the Issue Price (as defined below).
Debenture Units:    Each Debenture Unit shall be comprised of (i) one US$1,000 par unsecured debenture (an “Unsecured Debenture”) and (ii) 50 Common Share purchase warrants of the Corporation (each, a “Warrant”).
Par:    US$1,000 per Unsecured Debenture (the “Issue Price”).
Issue Price:    US$1,000 per Debenture Unit.
Warrants:    Each Warrant shall be exercisable to acquire one Common Share at an exercise price of C$2.75 per Common Share (the “Exercise Price”) for a period of eight (8) years from the initial closing date. The Warrants will not be permitted to be exercised within the first twelve (12) months from the date of issuance. The Warrants will be entitled to standard anti-dilution protections.
Maturity Date:    The Unsecured Debentures shall mature on the date that is eight (8) years from the initial closing date (the “Maturity Date”). On the Maturity Date, any outstanding principal amount of the Unsecured Debentures plus any accrued and unpaid interest shall be repaid in cash.
Interest Rate:    The Unsecured Debentures shall bear interest at a rate of 8.85% per annum from the applicable closing date on which the Unsecured Debentures were issued, accrued quarterly and compounded on an annual basis, and payable in cash at maturity.
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Use of Proceeds:    The net proceeds of the Offering will be used for general corporate purposes including working capital, refinancing of debt, and future growth initiatives.
Rank:    The Unsecured Debentures will be issued pursuant to the terms of a mutually agreeable debenture indenture to be entered into between the Corporation and a debenture trustee to be determined by the Company and will rank pari passu with future issuances. The Unsecured Debentures will be unsecured obligations of the Company. During the term of the Unsecured Debentures, the Corporation and its affiliates shall be permitted to incur such additional indebtedness as the Corporation may determine in its sole discretion, subject to certain negative covenants.
Jurisdictions:    The Debenture Units will be offered for sale to purchasers (i) in all provinces of Canada pursuant to available private placement exemptions; (ii) in the United States on a private placement basis pursuant to available exemptions from the registration requirements under the United States Securities Act of 1933, as amended; and (iii) offshore jurisdictions as may be determined by the Corporation pursuant to available prospectus or registration exemptions in accordance with applicable laws.
Eligibility:    Subject to standard qualifications, the Debenture Units will be qualified investments eligible for RRSP, RESP, RDSP, RRIF, TFSA, FHSA and DPSP accounts
Qualification:    The Debenture Units (and underlying securities) shall be subject to a statutory hold period that extends for four (4) months and one (1) day from the applicable Closing Date for which the Debenture Units are issued.
This term sheet (the “Term Sheet”) summarizes the principal terms of a proposed offering of up to US$20 million of Debenture Units to certain qualified subscribers. This Term Sheet is for discussion purposes only. This Term Sheet is not intended to represent an “offering memorandum” for purposes of applicable securities legislation. Any investment by an investor in the Debenture Units will be in all respects contingent upon and subject to, among other things, receipt by the Corporation of all necessary corporate and regulatory approvals.
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